MERRILL LYNCH
UTILITY INCOME
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #16856 -- 8/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.

DEAR SHAREHOLDER

During the quarter ended August 31, 1997, investor perceptions regarding the prospects for the US economy shifted, creating greater volatility in the stock and bond markets. As the period began, increasing evidence of noninflationary economic growth boosted investor confidence when, as widely expected, the Federal Reserve Board chose to leave monetary policy unchanged at its July and August meetings. This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills.

However, by late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns were reinforced by a large upward revision in second-quarter real gross domestic product growth from an original estimate of 2.2% to 3.6%. In contrast, employment data reported for August were weaker than expected as the United Parcel Service strike dampened job growth. Although there are few inflationary pressures at present, it remains to be seen whether economic activity will continue moderate enough to rule out future Federal Reserve Board monetary policy tightenings later this year.

Portfolio Matters
For the three months ended August 31, 1997, total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +4.11%, +3.91%, +3.92% and +4.04%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3 -- 5 of this report to shareholders.) The Fund outperformed the +2.86% total return of the Lipper Utility Funds Average for the August quarter. During the quarter, we continued to meet our goal of providing high current income.

Several factors influenced the Fund's performance during the August quarter. The direction of long-term interest rates and investor sentiment contributed to the performance of the utility sector and domestic electric utility stocks in particular. Long-term interest rates, as measured by the yield on the 30-year US Treasury bond, dropped from 6.9% at the start of the August quarter to 6.6% at August quarter-end. The broad stock market, as measured by the performance of the unmanaged Standard & Poor's 500 Index (S&P 500), showed some weakness as well. For the August quarter, the S&P 500 provided a total return of +6.46%. However, for the month of August, its total return was -5.62%.

Specific industry-related factors influenced performance of the Fund during the August quarter as well. New England Electric System, a Fund holding, received an offer for its non-nuclear assets that it had put up for sale. After a bidding period, Pacific Gas & Electric Corp. offered to buy the generating assets for $1.6 billion, approximately 1.45 times book value. This price was considered too high by the other bidders and overvalued by some investors and analysts. It remains to be seen how future generating assets will be valued as more companies attempt to sell these assets in order to comply with regulatory changes.

A hostile bid was made by CalEnergy Company, Inc. to purchase New York State Electric & Gas Corp. (NYSE&G), a Fund holding. CalEnergy has since withdrawn its offer since insufficient shares were tendered in the initial phase of the proposed purchase, forcing the management of NYSE&G to be more forthcoming about its future plans to get shareholder support. While the stock price of NYSE&G has continued to move higher following the original announcement and subsequent withdrawal of the bid, as a general rule, hostile mergers in the electric utility industry have tended to fail. The twist in this case is that NYSE&G's management has been able to convince investors to give them a chance to put their plan in place. As the environment in which the domestic electric industry operates becomes more competitive and as the Federal government redesigns or repeals the Public Utility Holding Company Act, merger and acquisition activity may pick up.

Investment Activities
During the August quarter, we added two new holdings to the Fund's portfolio. We added Nevada Power Co., which supplies electricity to about 1.2 million residents in southern Nevada, including Las Vegas. The stock had an above-average yield, and the company offers above-industry average customer and sales growth given the continuing rapid development of its region. We also added Washington Water Power Co. to the portfolio. The company provides electric and related utility services to almost 300,000 customers and natural gas service to more than 240,000 customers in eastern Washington and northern Idaho. The yield on the stock is competitive with the yields on our other electric utility equities, and the company operates in a good regulatory environment. Finally, we added to two existing positions and reduced our weightings in several companies. The net result was that at August quarter-end, approximately 76% of the Fund's net assets was invested in domestic electric utility stocks spread across 33 companies. Nearly 5% of the Fund's net assets was invested in two natural gas local distribution companies, and almost 16% of the Fund's net assets was in utility bonds.

Fiscal Year in Review
For the year ended August 31, 1997, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +9.36%, +8.39%, +8.48% and +9.08%, respectively.

During the year, the performance of the utility industry was impacted by merger and acquisition activity as well as regulatory restructuring. Public Service Company of Colorado, a Fund holding, merged with Southwestern Public Service Company to form New Century Energies, Inc. Houston Industries, Inc. completed its acquisition of the natural gas company NorAm Energy, and Texas Utilities Company completed its acquisition of the natural gas company ENSERCH Corp. The proposed merger between two electric utility companies, Northern States Power Co. and Wisconsin Energy Corp., was called off after unfavorable regulatory rulings. The proposed merger between Baltimore Gas & Electric Co. and Potomac Electric Company is also questionable as a result of unfavorable regulatory rulings. As of August 31, 1997, it appears as though merger and acquisition activity involving electric and natural gas companies gets approved, while domestic electric companies continue to face significant regulatory hurdles. As the environment becomes more competitive, mergers and acquisitions may become easier.

Regulatory restructuring has resulted in the sale of non-nuclear generating assets by New England Electric System, a Fund holding. The price being paid for the generating assets may be a precursor to prices paid for these assets as more companies divest generating plants. This, in turn, may add more of a value basis for electric utility companies' shares. Generating plants are also up for sale in California as part of restructuring plans. Texas, Illinois and Pennsylvania may also be putting generating assets up for sale or closing plants in the near future. The issue of stranded cost (the difference between what the company paid for a generating plant and the current market value of the production from that plant) is currently being addressed in many more states. The move toward a competitive environment for electric power continues to evolve at a steady pace.

During the fiscal year ended August 31, 1997, we maintained our investment strategy of seeking investments in the utility sector that generate high current income, primarily achieved through the continued ownership of domestic electric utility equities. To a lesser extent, we also used utility bonds to generate income. Throughout the fiscal year, we closely monitored our holdings to seek to enhance income with an appropriate level of risk.

During the course of the fiscal year, we reduced and eliminated equity holdings whose current yield had gotten too low as a result of price appreciation relative to higher-yielding, more attractively valued companies in the sector. This strategy was successful in securing a high current yield relative to other utility funds. However, with foreign utilities significantly outperforming domestic utilities, the total return of Merrill Lynch Utility Income Fund, Inc. was below the +16.81% Lipper Utility Fund Average total return for the 12 months ended August 31, 1997.

In Conclusion
We believe that the current composition of the portfolio will support the objective of the Fund, which is generating high current income. In the coming fiscal year, we intend to continue to seek high-yielding utility stocks that have the appropriate balance between yields and risk/reward ratios.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/WALTER D. ROGERS
Walter D. Rogers
Vice President and Portfolio Manager

October 1, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*

                                                                                                 12 Month        3 Month
                                                             8/31/97     5/31/97     8/31/96     % Change       % Change
ML Utility Income Fund, Inc. Class A Shares                   $9.46       $9.21       $9.17       +3.16%         +2.71%
ML Utility Income Fund, Inc. Class B Shares                    9.45        9.20        9.17       +3.05          +2.72
ML Utility Income Fund, Inc. Class C Shares                    9.44        9.19        9.15       +3.17          +2.72
ML Utility Income Fund, Inc. Class D Shares                    9.47        9.22        9.18       +3.16          +2.71
ML Utility Income Fund, Inc. Class A Shares -- Total Return                                       +9.36(1)       +4.11(2)
ML Utility Income Fund, Inc. Class B Shares -- Total Return                                       +8.39(3)       +3.91(4)
ML Utility Income Fund, Inc. Class C Shares -- Total Return                                       +8.48(5)       +3.92(6)
ML Utility Income Fund, Inc. Class D Shares -- Total Return                                       +9.08(7)       +4.04(8)

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.546 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.472 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.109 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.110 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.121 per share ordinary income dividends.




[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment

A line graph depicting growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the S&P Electric Utility Index and S&P 500 Index. Beginning and ending values are:

                                10/29/93**          8/97
ML Utility Income Fund+
--Class A Shares*                 $9,600          $11,316
ML Utility Income Fund+
--Class B Shares*                $10,000          $11,344
S&P Electric Utility Index++     $10,000          $11,253
S&P 500 Index+++                 $10,000          $21,076

A line graph depicting growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P Electric Utility Index and S&P 500 Index. Beginning and ending values are:

                                10/21/94**          8/97
ML Utility Income Fund+
--Class C Shares*                $10,000          $13,352
ML Utility Income Fund+
--Class D Shares*                 $9,600          $13,047
S&P Electric Utility Index++     $10,000          $13,443
S&P 500 Index+++                 $10,000          $20,636

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of Operations.
+ ML Utility Income Fund, Inc. invests at least 65% of its total assets in equity and debt securities which are, in the opinion of the Fund's management, primarily engaged in the ownership or operations of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ This unmanaged market value-weighted Index is comprised of 25 electric utility companies.
+++ This unmanaged broad-based Index is comprised of common stocks.
    Past performance is not predictive of future performance.



Average Annual Total Return

                             % Return Without           % Return With
                               Sales Charge             Sales Charge**
Class A Shares*
Year Ended 6/30/97               + 4.34%                  + 0.17%
Inception (10/29/93)
through 6/30/97                  + 4.36                   + 3.20

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                % Return                 % Return
                              Without CDSC              With CDSC**
Class B Shares*
Year Ended 6/30/97               + 3.53%                  - 0.41%
Inception (10/29/93)
through 6/30/97                  + 3.57                   + 3.34

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return                  % Return
                              Without CDSC              With CDSC**
Class C Shares*
Year Ended 6/30/97               + 3.47%                  + 2.49%
Inception (10/21/94)
through 6/30/97                  +11.06                   +11.06

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                            % Return Without          % Return With
                             Sales Charge             Sales Charge**
Class D Shares*
Year Ended 6/30/97               + 4.08%                  - 0.09%
Inception (10/21/94)
through 6/30/97                  +11.76                   +10.08

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares

                                          Net Asset Value             Capital Gains
Period Covered                     Beginning           Ending         Distributed          Dividends Paid*          % Change**
10/29/93 -- 12/31/93                $10.00             $9.81              --                    $0.043              - 1.46%
1994                                  9.81              8.28              --                     0.496              -10.59
1995                                  8.28             10.05              --                     0.494              +28.26
1996                                 10.05              9.56              --                     0.596              + 1.24
1/1/97 -- 8/31/97                     9.56              9.46              --                     0.379              + 3.04
                                                                                          Total $2.008
                                                                            Cumulative total return as of 8/31/97:  +17.89%**





Performance Summary -- Class B Shares

                                          Net Asset Value             Capital Gains
Period Covered                     Beginning           Ending         Distributed          Dividends Paid*          % Change***
10/29/93 -- 12/31/93                $10.00             $9.80              --                    $0.037              - 1.63%
1994                                  9.80              8.28              --                     0.429              -11.19
1995                                  8.28             10.05              --                     0.425              +27.28
1996                                 10.05              9.56              --                     0.522              + 0.46
1/1/97 -- 8/31/97                     9.56              9.45              --                     0.329              + 2.39
                                                                                          Total $1.742
                                                                            Cumulative total return as of 8/31/97:  +14.38%***






Performance Summary -- Class C Shares

                                          Net Asset Value             Capital Gains
Period Covered                     Beginning           Ending         Distributed          Dividends Paid*          % Change***
10/21/94 -- 12/31/94                $8.17              $8.27              --                    $0.062              + 1.99%
1995                                 8.27              10.04              --                     0.427              +27.35
1996                                10.04               9.54              --                     0.517              + 0.31
1/1/97 -- 8/31/97                    9.54               9.44              --                     0.328              + 2.48
                                                                                          Total $1.334
                                                                            Cumulative total return as of 8/31/97:  +33.52%***






Performance Summary -- Class D Shares

                                          Net Asset Value             Capital Gains
Period Covered                     Beginning           Ending         Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94                $8.17              $8.28              --                    $0.065              + 2.15%
1995                                 8.28              10.06              --                     0.471              +28.07
1996                                10.06               9.57              --                     0.572              + 0.99
1/1/97 -- 8/31/97                    9.57               9.47              --                     0.363              + 2.87
                                                                                          Total $1.471
                                                                            Cumulative total return as of 8/31/97:  +35.90%**

*   Figures may include short-term capital gains distributions.
**  Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.







Merrill Lynch Utility Income Fund, Inc.                                                                     August 31, 1997

SCHEDULE OF INVESTMENTS

                         Shares                                                                    Value       Percent of
Industries                Held                             Stocks                Cost            (Note 1a)     Net Assets

Utilities -- Electric    39,000     Allegheny Power System, Inc.                $895,450        $1,133,438         3.3%
                         28,400     American Electric Power Company, Inc.      1,037,871         1,240,725         3.6
                         33,000     Baltimore Gas & Electric Co.                 844,868           891,000         2.6
                         40,600     Boston Edison Co.                          1,015,336         1,146,950         3.3
                         11,000     CINergy Corp.                                284,857           363,688         1.1
                         18,000     Carolina Power & Light Co.                   536,468           607,500         1.8
                         29,100     Consolidated Edison Company of New York      980,888           891,188         2.6
                         31,400     DTE Energy Co.                               984,627           930,225         2.7
                         45,000     Delmarva Power & Light Co.                   924,651           807,188         2.3
                         20,800     Dominion Resources, Inc.                     980,112           748,800         2.2
                         24,200     Edison International                         437,106           583,825         1.7
                         48,000     Enova Corp.                                1,165,493         1,152,000         3.3
                         27,000     Entergy Corp.                                704,210           669,938         1.9
                         34,000     Florida Progress Corp.                     1,105,601         1,094,375         3.2
                         27,500     GPU, Inc.                                    767,170           924,687         2.7
                         15,300     Houston Industries, Inc.                     296,223           309,825         0.9
                         40,000     MDU Resources Group, Inc.                    852,367           957,500         2.8
                         26,000     Nevada Power Co.                             552,810           549,250         1.6
                         26,000     New Century Energies, Inc.**                 841,935         1,049,750         3.0
                         23,000     New England Electric System                  766,360           879,750         2.6
                         18,000     New York State Electric & Gas Corp.          520,663           438,750         1.3
                         19,000     Northern States Power Co.                    864,640           914,375         2.7
                         27,000     OGE Energy Corporation                       991,971         1,199,812         3.5
                         41,900     Ohio Edison Co.                              936,783           921,800         2.7
                         12,900     PECO Energy Co.                              373,224           307,181         0.9
                         35,800     PacifiCorp                                   706,649           742,850         2.2
                         29,400     Public Service Enterprise Group, Inc.        947,445           729,487         2.1
                         43,400     Southern Co.                                 923,825           914,112         2.7
                         21,000     Texas Utilities Holding Co.                  715,885           732,375         2.1
                         32,600     Unicom Corp.                                 954,082           770,175         2.2
                         22,600     Union Electric Co.                           912,093           840,437         2.4
                         9,000      Washington Water Power Co.                   172,012           175,500         0.5
                         17,000     Western Resources Co.                        478,125           569,500         1.7
                                                                             -----------       -----------      ------
                                                                              25,471,800        26,187,956        76.2

Utilities -- Gas         40,300     AGL Resources Inc.                           741,707           763,181         2.2
                         26,000     New Jersey Resources Corp.                   750,192           833,625         2.4
                                                                             -----------       -----------      ------
                                                                               1,491,899         1,596,806         4.6

                                    Total Stocks                              26,963,699        27,784,762        80.8
                                                                             ===========       ===========      ======


                         Face
                        Amount                        Corporate Bonds

Telecommunications   $1,000,000     Southwestern Bell Corp., 7% due
                                    7/01/2015                                  1,034,480           987,030         2.9
                      1,000,000     United Telephone Company of Florida,
                                    6.875% due 7/15/2013                       1,019,950           971,950         2.8
                                                                             -----------       -----------      ------
                                                                               2,054,430         1,958,980         5.7

Utilities -- Electric 1,000,000     Public Service Company of Colorado,
                                    6.375% due 11/01/2005                        991,300           971,740         2.8

Utilities -- Gas      1,500,000     ENSERCH Corp., 6.375% due 2/01/2004        1,491,030         1,456,545         4.3
                      1,000,000     El Paso Natural Gas Co., 7.75% due
                                    1/15/2002                                  1,090,950         1,034,380         3.0
                                                                             -----------       -----------      ------
                                                                               2,581,980         2,490,925         7.3

                                    Total Corporate Bonds                      5,627,710         5,421,645        15.8
                                                                             ===========       ===========      ======


                                           Short-Term Securities

Commercial Paper*     1,099,000     General Motors Acceptance Corp., 5.69%
                                    due 9/02/1997                              1,098,479         1,098,479         3.2

                                    Total Short-Term Securities                1,098,479         1,098,479         3.2
                                                                             ===========       ===========      ======

Total Investments                                                            $33,689,888        34,304,886        99.8
                                                                             ===========
Other Assets Less Liabilities                                                                       67,057         0.2
                                                                                               -----------      ------
Net Assets                                                                                     $34,371,943       100.0%
                                                                                               ===========      ======

*  Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
** Public Service Company of Colorado merged with Southwestern Public Service Co. to form New Century Energies, Inc.

   See Notes to Financial Statements.




PORTFOLIO INFORMATION

For the Quarter Ended August 31, 1997

                                            Percent of
Ten Largest Holdings                        Net Assets

ENSERCH Corp., 6.375% due 2/01/2004            4.3%
American Electric Power Company, Inc.          3.6
OGE Energy Corporation                         3.5
Enova Corp.                                    3.3
Boston Edison Co.                              3.3
Allegheny Power System, Inc.                   3.3
Florida Progress Corp.                         3.2
New Century Energies, Inc.                     3.0
El Paso Natural Gas Co., 7.75% due
  1/15/2002                                    3.0
Southwestern Bell Corp., 7% due 7/01/2015      2.9

Additions (Equity Investments)
Nevada Power Co.
Washington Water Power Co.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $33,689,888) (Note 1a)                           $34,304,886
                      Cash                                                                                               479
                      Receivables:
                      Dividends                                                                  $106,135
                      Interest                                                                     58,191
                      Investment adviser (Note 2)                                                  18,275
                      Capital shares sold                                                          13,352            195,953
                                                                                             ------------
                      Deferred organization expenses (Note 1f)                                                        21,140
                      Prepaid registration fees and other assets (Note 1f)                                            51,537
                                                                                                                ------------
                      Total assets                                                                                34,573,995
                                                                                                                ------------

Liabilities:          Payables:
                      Capital shares redeemed                                                      78,402
                      Distributor (Note 2)                                                         19,445             97,847
                                                                                             ------------
                      Accrued expenses and other liabilities                                                         104,205
                                                                                                                ------------
                      Total liabilities                                                                              202,052
                                                                                                                ------------

Net Assets:           Net assets                                                                                 $34,371,943
                                                                                                                ============

Net Assets            Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:           shares authorized                                                                              $14,552
                      Class B Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized                                                                              288,317
                      Class C Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized                                                                               43,483
                      Class D Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized                                                                               17,237
                      Paid-in capital in excess of par                                                            34,448,049
                      Undistributed investment income -- net                                                         217,971
                      Accumulated realized capital losses on investments and foreign
                      currency transactions -- net (Note 6)                                                       (1,272,664)
                      Unrealized appreciation on investments -- net                                                  614,998
                                                                                                                ------------
                      Net assets                                                                                 $34,371,943
                                                                                                                ============

Net Asset Value:      Class A -- Based on net assets of $1,376,182 and 145,521 shares outstanding                      $9.46
                                                                                                                ============
                      Class B -- Based on net assets of $27,259,135 and 2,883,169 shares outstanding                   $9.45
                                                                                                                ============
                      Class C -- Based on net assets of $4,104,244 and 434,832 shares outstanding                      $9.44
                                                                                                                ============
                      Class D -- Based on net assets of $1,632,382 and 172,373 shares outstanding                      $9.47
                                                                                                                ============

                      See Notes to Financial Statements.






Statement of Operations for the Year Ended August 31, 1997

Investment            Dividends (net of $3,238 foreign withholding tax)                                           $1,923,568
Income                Interest and amortization of premium and discount earned                                       474,383
(Notes 1d & 1e):                                                                                                 -----------
                      Total income                                                                                 2,397,951
                                                                                                                 -----------

Expenses:             Account maintenance and distribution fees -- Class B (Note 2)             $239,434
                      Investment advisory fees (Note 2)                                          207,552
                      Registration fees (Note 1f)                                                 75,620
                      Printing and shareholder reports                                            64,489
                      Professional fees                                                           61,175
                      Accounting services (Note 2)                                                52,946
                      Transfer agent fees -- Class B (Note 2)                                     51,748
                      Directors' fees and expenses                                                25,151
                      Account maintenance and distribution fees -- Class C (Note 2)               18,216
                      Amortization of organization expenses (Note 1f)                             18,120
                      Custodian fees                                                               6,384
                      Account maintenance fees -- Class D (Note 2)                                 4,108
                      Transfer agent fees -- Class C (Note 2)                                      3,678
                      Transfer agent fees -- Class A (Note 2)                                      2,589
                      Transfer agent fees -- Class D (Note 2)                                      2,230
                      Pricing fees                                                                   692
                      Other                                                                        4,522
                                                                                            ------------
                      Total expenses before reimbursement                                        838,654
                      Reimbursement of expenses (Note 2)                                        (346,702)
                                                                                            ------------
                      Total expenses after reimbursement                                                             491,952
                                                                                                                 -----------
                      Investment income -- net                                                                     1,905,999
                                                                                                                 -----------

Realized &            Realized gain (loss) from:
Unrealized Gain       Investments -- net                                                        (523,176)
(Loss) on             Foreign currency transactions -- net                                           278            (522,898)
Investments &                                                                               ------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                       1,806,145
(Notes 1b, 1c,        Foreign currency transactions -- net                                            69           1,806,214
1e & 3):                                                                                    ------------        ------------
                      Net realized and unrealized gain on investments and foreign
                      currency transactions                                                                        1,283,316
                                                                                                                 -----------
                      Net Increase in Net Assets Resulting from Operations                                        $3,189,315
                                                                                                                 ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets


                                                                                                     For the Year Ended
                                                                                                         August 31,
Increase (Decrease) in Net Assets:                                                                  1997            1996
Operations:            Investment income -- net                                                 $1,905,999      $2,258,055
                       Realized gain (loss) on investments and foreign currency
                       transactions -- net                                                        (522,898)        816,224
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions -- net                                      1,806,214        (548,790)
                                                                                               -----------     -----------
                       Net increase in net assets resulting from operations                      3,189,315       2,525,489
                                                                                               -----------     -----------
Dividends to           Investment income -- net:
Shareholders           Class A                                                                    (111,824)       (179,490)
(Note 1g):             Class B                                                                  (1,638,691)     (2,251,068)
                       Class C                                                                    (108,910)       (114,861)
                       Class D                                                                     (93,142)        (66,229)
                                                                                               -----------     -----------
                       Net decrease in net assets resulting from dividends to shareholders      (1,952,567)     (2,611,648)
                                                                                               -----------     -----------

Capital Share          Net decrease in net assets derived from capital share transactions       (8,197,559)     (1,266,935)
Transactions                                                                                   -----------     -----------
(Note 4):

Net Assets:            Total decrease in net assets                                             (6,960,811)     (1,353,094)
                       Beginning of year                                                        41,332,754      42,685,848
                                                                                               -----------     -----------
                       End of year*                                                            $34,371,943     $41,332,754
                                                                                               ===========     ===========

                     * Undistributed investment income -- net (Note 1h)                           $217,971        $272,971
                                                                                               ===========     ===========

                       See Notes to Financial Statements.






Financial Highlights


                                                                                     Class A
                                                                                                            For the
                                                                                                            Period
                                                                                                            Oct. 29,
The following per share data and ratios have been derived                                                  1993+ to
from information provided in the financial statements.               For the Year Ended August 31,          Aug. 31,
                                                                    1997++       1996         1995           1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period          $9.17         $9.15        $8.44         $10.00
Operating                                                       --------      --------     --------       --------
Performance:         Investment income -- net                        .55           .60          .60            .40
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                             .29           .02          .59          (1.57)
                                                                --------      --------     --------       --------
                     Total from investment operations                .84           .62         1.19          (1.17)
                                                                --------      --------     --------       --------
                     Less dividends from investment
                     income -- net                                  (.55)         (.60)        (.48)          (.39)
                                                                --------      --------     --------       --------
                     Net asset value, end of period                $9.46         $9.17        $9.15          $8.44
                                                                ========      ========     ========       ========

Total Investment     Based on net asset value per share             9.36%         6.61%       14.68%        (11.84%)++++
Return:**                                                       ========      ========     ========       ========

Ratios to Average    Expenses, net of reimbursement                  .59%          .56%         .49%           .44%*
Net Assets:                                                     ========      ========     ========       ========
                     Expenses                                       1.51%         1.52%        1.87%          1.58%*
                                                                ========      ========     ========       ========
                     Investment income -- net                       5.79%         5.56%        6.60%          5.92%*
                                                                ========      ========     ========       ========
Supplemental         Net assets, end of period (in thousands)     $1,376        $2,108       $3,253         $4,238
Data:                                                           ========      ========     ========       ========
                     Portfolio turnover                             5.50%        25.98%       12.59%          8.50%
                                                                ========      ========     ========       ========
                     Average commission rate paid+++++            $.0595        $.0395           --             --
                                                                ========      ========     ========       ========

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
                 ++ Based on average shares outstanding during the period.
               ++++ Aggregate total investment return.
              +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


                                                                                     Class B
                                                                                                            For the
                                                                                                            Period
                                                                                                            Oct. 29,
The following per share data and ratios have been derived                                                  1993+ to
from information provided in the financial statements.               For the Year Ended August 31,          Aug. 31,
                                                                    1997++       1996         1995           1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period          $9.17         $9.15        $8.44         $10.00
Operating                                                       --------      --------     --------       --------
Performance:         Investment income -- net                        .47           .46          .49            .35
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                             .28           .09          .63          (1.57)
                                                                --------      --------     --------       --------
                     Total from investment operations                .75           .55         1.12          (1.22)
                                                                --------      --------     --------       --------
                     Less dividends from investment
                     income -- net                                  (.47)         (.53)        (.41)          (.34)
                                                                --------      --------     --------       --------
                     Net asset value, end of period                $9.45         $9.17        $9.15          $8.44
                                                                ========      ========     ========       ========

Total Investment     Based on net asset value per share             8.39%         5.86%       13.72%        (12.34%)++++
Return:**                                                       ========      ========     ========       ========

Ratios to Average    Expenses, net of reimbursement                 1.36%         1.34%        1.27%          1.21%*
Net Assets:                                                     ========      ========     ========       ========
                     Expenses                                       2.28%         2.29%        2.66%          2.35%*
                                                                ========      ========     ========       ========
                     Investment income -- net                       5.00%         4.79%        5.75%          5.22%*
                                                                ========      ========     ========       ========
Supplemental         Net assets, end of period (in thousands)    $27,259       $35,702      $37,498        $27,395
Data:                                                           ========      ========     ========       ========
                     Portfolio turnover                             5.50%        25.98%       12.59%          8.50%
                                                                ========      ========     ========       ========
                     Average commission rate paid+++++            $.0595        $.0395           --             --
                                                                ========      ========     ========       ========

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
                 ++ Based on average shares outstanding during the period.
               ++++ Aggregate total investment return.
              +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


                                                                                       Class C
                                                                                                     For the
                                                                                                     Period
The following per share data and ratios have been derived                                            Oct. 21,
from information provided in the financial statements.                   For the Year Ended          1994+ to
                                                                              August 31,             Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1997++        1996            1995

Per Share            Net asset value, beginning of period               $9.15         $9.14           $8.17
Operating                                                            --------      --------        --------
Performance:         Investment income -- net                             .47           .43             .42
                     Realized and unrealized gain on investments
                     and foreign currency transactions -- net             .29           .10             .90
                                                                     --------      --------        --------
                     Total from investment operations                     .76           .53            1.32
                                                                     --------      --------        --------
                     Less dividends from investment income -- net        (.47)         (.52)           (.35)
                                                                     --------      --------        --------
                     Net asset value, end of period                     $9.44         $9.15           $9.14
                                                                     ========      ========        ========

Total Investment     Based on net asset value per share                  8.48%         5.65%          16.50%++++
Return:**                                                            ========      ========        ========

Ratios to Average    Expenses, net of reimbursement                      1.42%         1.40%           1.32%*
Net Assets:                                                          ========      ========        ========
                     Expenses                                            2.30%         2.34%           2.77%*
                                                                     ========      ========        ========
                     Investment income -- net                            4.79%         4.75%           5.56%*
                                                                     ========      ========        ========
Supplemental         Net assets, end of period (in thousands)          $4,104        $2,107          $1,377
Data:                                                                ========      ========        ========
                     Portfolio turnover                                  5.50%        25.98%          12.59%
                                                                     ========      ========        ========
                     Average commission rate paid+++++                 $.0595        $.0395              --
                                                                     ========      ========        ========

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
                 ++ Based on average shares outstanding during the period.
               ++++ Aggregate total investment return.
              +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


                                                                                       Class D
                                                                                                     For the
                                                                                                     Period
The following per share data and ratios have been derived                                            Oct. 21,
from information provided in the financial statements.                   For the Year Ended          1994+ to
                                                                              August 31,             Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1997++        1996            1995
Per Share            Net asset value, beginning of period               $9.18         $9.15           $8.17
Operating                                                            --------      --------        --------
Performance:         Investment income -- net                             .52           .47             .51
                     Realized and unrealized gain on investments and
                     foreign currency transactions -- net                 .29           .13             .85
                                                                     --------      --------        --------
                     Total from investment operations                     .81           .60            1.36
                                                                     --------      --------        --------
                     Less dividends from investment income -- net        (.52)         (.57)           (.38)
                                                                     --------      --------        --------
                     Net asset value, end of period                     $9.47         $9.18           $9.15
                                                                     ========      ========        ========
Total Investment     Based on net asset value per share                  9.08%         6.46%          17.03%++++
Return:**                                                            ========      ========        ========

Ratios to Average    Expenses, net of reimbursement                       .84%          .82%            .74%*
Net Assets:                                                          ========      ========        ========
                     Expenses                                            1.76%         1.75%           2.10%*
                                                                     ========      ========        ========
                     Investment income -- net                            5.47%         5.37%           6.14%*
                                                                     ========      ========        ========

Supplemental         Net assets, end of period (in thousands)          $1,633        $1,416            $558
Data:                                                                ========      ========        ========
                     Portfolio turnover                                  5.50%        25.98%          12.59%
                                                                     ========      ========        ========
                     Average commission rate paid+++++                 $.0595        $.0395              --
                                                                     ========      ========        ========


                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of Operations.
                 ++ Based on average shares outstanding during the period.
               ++++ Aggregate total investment return.
              +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.




Merrill Lynch Utility Income Fund, Inc.               August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Utility Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Financial futures contracts -- The Fund is authorized to engage in transactions in stock index futures and financial futures and related options on such futures. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $8,432 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.55%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1997, MLAM earned fees of $207,552, all of which was voluntarily waived. MLAM also voluntarily reimbursed the Fund for additional expenses of $139,150.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account                 Distribution
             Maintenance Fee                 Fee

Class B          0.25%                      0.50%
Class C          0.25%                      0.55%
Class D          0.25%                        --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD                      MLPF&S

Class A          $119                      $1,611
Class D          $446                      $6,167

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $119,366 and $669 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $690 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1997.

During the year ended August 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $627 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFD, MLFDS, PSI and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $2,021,778 and $9,593,302, respectively.

Realized and unrealized gains (losses) as of August 31, 1997 were as follows:

                           Realized         Unrealized
                        Gains (Losses)         Gains

Long-term investments     $(523,176)        $614,998
Foreign currency
transactions                    278               --
                         ----------       ----------
Total                     $(522,898)        $614,998
                         ==========       ==========

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $614,998, of which $2,022,663 related to appreciated securities and $1,407,665 related to depreciated securities. At August 31, 1997, the aggregate cost of investments for Federal income tax purposes was $33,689,888.

4. Capital Share Transactions:
A net decrease in net assets derived from capital share transactions was $8,197,559 and $1,266,935 for the years ended August 31, 1997 and August 31, 1996, respectively.

Transactions in shares for each class were as follows:

Class A Shares for the Year                            Dollar
Ended August 31, 1997            Shares                Amount

Shares sold                      20,399               $187,890
Shares issued to share-
holders in reinvestment
of dividends                      8,334                 77,642
                             ----------             ----------
Total issued                     28,733                265,532
Shares redeemed                (113,140)            (1,047,248)
                             ----------             ----------
Net decrease                    (84,407)             $(781,716)
                             ==========             ==========

Class A Shares for the Year                            Dollar
Ended August 31, 1996            Shares                Amount

Shares sold                      26,483               $251,820
Shares issued to share-
holders in reinvestment
of dividends                     13,415                128,999
                            -----------            -----------
Total issued                     39,898                380,819
Shares redeemed                (165,465)            (1,575,950)
                            -----------            -----------
Net decrease                   (125,567)           $(1,195,131)
                            ===========            ===========

Class B Shares for the Year                            Dollar
Ended August 31, 1997            Shares                Amount

Shares sold                     442,701             $4,126,710
Shares issued to share-
holders in reinvestment
of dividends                    113,728              1,060,681
                            -----------            -----------
Total issued                    556,429              5,187,391
Automatic conversion
of shares                       (10,234)               (95,906)
Shares redeemed              (1,557,581)           (14,591,097)
                            -----------            -----------
Net decrease                 (1,011,386)           $(9,499,612)
                            ===========            ===========

Class B Shares for the Year                            Dollar
Ended August 31, 1996            Shares                Amount

Shares sold                   1,431,503            $13,804,309
Shares issued to shareholders
in reinvestment of dividends    158,467              1,525,503
                            -----------            -----------
Total issued                  1,589,970             15,329,812
Automatic conversion
of shares                        (1,843)               (17,967)
Shares redeemed              (1,789,750)           (17,064,546)
                            -----------            -----------
Net decrease                   (201,623)           $(1,752,701)
                            ===========            ===========

Class C Shares for the Year                            Dollar
Ended August 31, 1997            Shares                Amount

Shares sold                     344,100             $3,206,197
Shares issued to shareholders
in reinvestment of dividends      8,267                 77,322
                            -----------            -----------
Total issued                    352,367              3,283,519
Shares redeemed                (147,723)            (1,372,843)
                            -----------            -----------
Net increase                    204,644             $1,910,676
                            ===========            ===========

Class C Shares for the Year                            Dollar
Ended August 31, 1996            Shares                Amount

Shares sold                     149,094             $1,446,377
Shares issued to shareholders
in reinvestment of dividends      8,192                 78,695
                            -----------            -----------
Total issued                    157,286              1,525,072
Shares redeemed                 (77,801)              (740,744)
                            -----------            -----------
Net increase                     79,485               $784,328
                            ===========            ===========

Class D Shares for the Year                            Dollar
Ended August 31, 1997            Shares                Amount

Shares sold                     124,751             $1,173,521
Automatic conversion
of shares                        10,218                 95,906
Shares issued to shareholders
in reinvestment of dividends      3,969                 37,053
                            -----------            -----------
Total issued                    138,938              1,306,480
Shares redeemed                (120,738)            (1,133,387)
                            -----------            -----------
Net increase                     18,200               $173,093
                            ===========            ===========

Class D Shares for the Year                            Dollar
Ended August 31, 1996            Shares                Amount

Shares sold                     559,217             $5,341,712
Automatic conversion
of shares                         1,841                 17,967
Shares issued to shareholders
in reinvestment of dividends      3,705                 35,703
                            -----------            -----------
Total issued                    564,763              5,395,382
Shares redeemed                (471,566)            (4,498,813)
                            -----------            -----------
Net increase                     93,197               $896,569
                            ===========            ===========

5. Subsequent Event:
On September 3, 1997, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.040587 per Class A Share, $0.034644 per Class B Share, $0.034494 per Class C Share, and $0.038665 per Class D Share, payable on September 10, 1997, to shareholders of record as of September 2, 1997.

6. Capital Loss Carryforward:
On August 31, 1997, the Fund had a net capital loss carryforward of approximately $1,098,000, of which $750,000 expires in 2003 and $348,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders,
Merrill Lynch Utility Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period October 29, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Utility Income Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 3, 1997



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by Merrill Lynch Utility Income Fund, Inc. during its fiscal year ended August 31, 1997, 98.86% qualifies for the dividends received deduction for corporations.

Additionally, there were no long-term capital gains distributions made by the Fund during the year.

Please retain this information for your records.